UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-05620

                        The Zweig Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                          Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS

George R. Aylward, President, Chairman and Chief Executive Officer

Charles H. Brunie, Director

Wendy Luscombe, Director

Alden C. Olson, Ph.D., Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

William Renahan, Vice President, Chief Legal Officer and Secretary

Kevin J. Carr, Vice President and Assistant Secretary

W. Patrick Bradley, Vice President, Treasurer and Chief Financial Officer

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Chief Compliance Officer and Vice President

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

VP Distributors, LLC

101 Munson Street

Suite 104

Greenfield, MA 01301-9684

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

Fund Counsel

Dechert LLP

200 Clarendon St.

27th Floor

Boston, MA 02116-5021

This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Q4-12

The Zweig Total Return Fund, Inc.

Annual Report

December 31, 2012

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 7% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund has distributed more than its income and net realized capital gains in 2012; therefore, a portion of your distributions will be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2012 that tells you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZTR

February 1, 2013

Dear Fellow Zweig Total Return Fund Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Total Return Fund, Inc. for the fiscal year ended December 31, 2012.

The fund’s net asset value (NAV) increased 0.01% for the quarter ending December 31, 2012, including $0.248 in reinvested distributions. During the same period, the fund’s benchmark composite index consisting of 50% S&P 500® and 50% Barclays Capital U.S. Government Bond Index, decreased 0.21%, including reinvested dividends. Quarterly performance for the composite’s underlying indexes included respective declines of 0.38% and 0.06% for the S&P 500® and Barclays Capital U.S. Government Bond Index. The fund’s average allocations for the quarter were approximately 60% in equities, 37% in bonds, and 3% in cash equivalents.

For the fiscal year ended December 31, 2012, the fund’s NAV gained 7.68%, including $1.112 in reinvested distributions. During the same period, the fund’s benchmark composite index rose 9.0%, including reinvested dividends. Annual performance for the benchmarks underlying indexes included respective gains of 16.0% and 2.02% for the S&P 500® and Barclays Capital U.S. Government

Bond Index. The fund’s average allocations for the year were 53% in equities, 36% in bonds, and 11% in cash equivalents.

In closing, as we went to press with this report, we learned with great sadness of the sudden passing of Dr. Martin Zweig, the fund’s founder and our respected colleague, on February 18. Marty will be missed and long remembered for his many contributions to the funds that bear the legacy of his name.

On behalf of the entire Virtus team, including the investment professionals at Zweig Advisers LLC, thank you for entrusting your assets to us. Should you have any questions or require support, please contact customer service at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Total Return

Fund, Inc.

For information regarding the indexes cited, and key investment terms used in this report see page 9.

MARKET OUTLOOK AND OVERVIEW

U.S. stock markets ended 2012 on strong footing. The Dow Jones Industrial Average (“Dow”) rose 166.03 points on December 31, 2012, the largest increase on the final trading day of the year in the history of the index. The surge came on expectations that the House of Representatives would pass a Senate bill to avert the so-called “fiscal cliff” with its automatic widespread tax increases and spending cuts. Following House approval of the bill late on New Year’s Day, the Dow soared 308.41 points on January 2, 2013, setting yet another record for its best year-opening trading day ever.

In terms of performance, U.S. equities had a lackluster fourth quarter, with declines of 1.7% for the Dow, 0.4% for the S&P 500®, and 2.7% for the NASDAQ Composite® Index. However, results for all of 2012 were much more positive: the Dow climbed 10.2%, the S&P 500 gained 16.0% and the NASDAQ Composite rose 17.5%.

Global equity markets also ended 2012 in positive territory. The Dow Jones Global ex-U.S. Index gained 13.6%(1). European stocks, as measured broadly by the benchmark STOXX® Europe 600, rose 14.4%(1), and Germany led country performance, with the DAX climbing 29.1%(1). In the Asia-Pacific region, India was the top performer, with the SENSEX up 25.7%(1). Japan’s Nikkei 225 Stock Average rose 22.9%(1), while China was the laggard, with the Shanghai Composite Index only up 3.2%(1).

As 2012 neared to a close, the Federal Reserve (the “Fed”), a key mover of the markets, gave mixed signals about its intentions toward monetary policy. In December, the Fed announced that it would continue to hold interest rates low, as long as the unemployment rate held above 6.5%, and that it would continue its $85 billion monthly purchases of treasuries and mortgage-backed securities through 2013. However, in the wake of the Fed’s December meeting, its members were about evenly divided between ending the bond-buying program by “sometime around the middle of 2013” and extending it for a longer period, leaving its future plans unspecified.

In its final gross domestic product estimate for the third quarter of 2012, the U.S. Commerce Department expected the U.S. economy to grow at an annualized rate of 3.1%, an increase from its previous estimate of 2.7%. The agency attributed the rise to increased exports, higher consumer spending, and, for the first time in three years, added growth by local and state governments. Meanwhile, the United Nations’ Organization for Economic Cooperation and Development released its forecast in November that the U.S economy would grow 2.0% in 2013 and 2.8% in 2014, and for Japan’s GDP to expand just 0.7% in 2013 and 0.8% in 2014. The group viewed the euro region as likely remaining in recession until early 2013, leading to a 0.1% contraction in GDP for the entire year, and growth of just 1.3% in 2014.

U.S. manufacturing activity increased moderately in December, according to the Institute for Supply Management (“ISM”), a trade group of purchasing agents. The ISM Manufacturing Index edged up to 50.7 in December from 49.5 in November, its lowest reading since July 2009. A reading above 50 indicates expansion in the manufacturing sector, while a reading below 50 shows contraction.

In the U.S. labor market, job creation held steady in December yet remains modest overall. Employers added 155,000 new jobs, approximately equal to the average monthly growth for the last two years, according to the Labor

(1)	Return excludes reinvested dividends.

For information regarding the indexes cited, and key investment terms used in this report see page 9.

Department. The unemployment rate held at 7.8% in December, unchanged from the upwardly revised November figure. The agency also noted slight increases in wage growth and longer working hours. Although job growth has been somewhat tepid for a typical economic recovery, it has been steady enough to produce gains in consumer-oriented stocks, which have been lifted by the prospect of increased consumer spending. This trend of continued improvement in the jobs picture should bode well for holdings in the portfolio such as Amazon.com and Ford Motor Co.

Housing, a key factor in the U.S. economy, is showing signs of significant growth, based on Commerce Department data reported for November. Home building permits issued in the month hit their highest level in nearly four-and-a-half years, rising 3.6% to a seasonally-adjusted annual rate of 899,000 units, the highest figure since July 2008. Sales of new homes also gained 4.4% in the month, to a seasonally-adjusted annual rate of 377,000, the highest level since April 2010. Home resales also surged, according to the National Association of Realtors, which reported existing homes selling at a seasonally-adjusted annual rate of 5.04 million units in November. That marks a 5.9% rise from October and a 14.5% increase from a year earlier.

The portfolio holds several stocks that stand to gain from a continued housing recovery, including homebuilder DR Horton and regional banks such as U.S. Bancorp and BB&T Corp. In addition, JPMorgan Chase has favorable exposure to both the housing market and credit cards, a business which tends to improve as home prices increase.

Consumer spending, which accounts for about 70% of the U.S. economy, increased 0.4% in November following a 0.1% dip in October, according to the Commerce Department. Incomes gained 0.6% in November, the largest increase in 11 months. Corporate spending also strengthened as durable goods orders jumped 0.7% in November, following an upwardly adjusted figure of 1.1% for October. Hurricane Sandy had a large negative effect on October spending data, so the positive November data continues to give us confidence that the economy is improving at the margin. As referenced earlier, the portfolio is positioned to benefit from a cyclical recovery through ownership of consumer-oriented stocks.

Amid the upbeat economic news was a dampening note from the Conference Board’s Consumer Confidence Index, which sagged 6 percentage points in December from November, its lowest level since last April. However, we view this dip as a hiccup associated with the uncertainty over the “fiscal cliff” and related tax policy coming out of Washington at the time. Since clarity has been established on the tax front for 2013, consumer confidence is picking up and President Obama’s approval rating has been rising, which is a good indicator of confidence from the larger population.

Meanwhile, the overall Consumer Price Index (CPI), a key metric of inflation, declined 0.3% in November on a seasonally-adjusted basis, and rose 1.8% year over year, according to the U.S. Bureau of Labor Statistics. Excluding volatile food and energy prices, core CPI gained 0.1% in November and was up 1.9% for the 12 months. Muted inflation is generally a bullish environment for stocks and one of the main reasons the Fund’s exposure to equities is higher than average.

At the same time, however, there are some cautionary signs we are watching. Reflecting slower consumer demand, U.S exports of goods and services in October showed the biggest decline in nearly four years. The Commerce Department reported a 3.6% drop in exports to

For information regarding the indexes cited, and key investment terms used in this report see page 9.

$180.5 billion, the largest percentage decline since January 2009. Imports slipped 2.1% to $222.8 billion, its lowest level since April 2011. As a result, the U.S. trade deficit widened 4.9% to $42.2 billion. This could be related to Hurricane Sandy, so we will continue to closely monitor trade data.

The decline in trade volume was matched by the weakness of the U.S dollar in 2012 against the euro and emerging market currencies. However, the dollar gained ground against the Japanese yen. Showing little change from the start of 2012, the euro finished the year at $1.3462, a rise of 1.8%. As measured against the yen, the dollar ended the year at Y86.74, an increase of 13%. Dollar weakness tends to be a mixed bag for stocks, although is usually bullish for commodity-oriented stocks such as those within the materials and energy sectors. The Fund remains overweight in these areas, and its holdings in Chevron, Schlumberger, and Monsanto should benefit from a weaker dollar.

U.S. mergers and acquisitions (M&A) in 2012 totaled $871 billion, a decline from $908 billion in 2011, according to Dealogic. There was little change in Europe’s M&A volume of $737 billion, off 1% from 2011. In the Asia-Pacific region, deal volume fell 5% to $584 billion. Global M&A deals totaled $2.6 trillion, roughly in line with 2011 activity.

The dollar volume of U.S initial public offerings rose 15% in 2012 to $38.9 billion, topping China and Hong Kong for the first time since 2008, according to Dealogic. China raised $38.1 billion, down 59%, while Europe slumped to $13.8 billion, off 62% from 2011. Globally, 751 companies raised $113.1 billion in 2012, down 29% from the volume of $159.8 billion raised by 1,277 companies in 2011.

Appraising the market outlook at year-end 2012, Wall Street was more optimistic than Main Street investors. In its December 31 weekly poll of financial advisors, the Investors Intelligence Survey found 48.1% bullish and only 24.1% bearish. This compares with the year-end weekly sentiment survey by the American Association of Individual Investors that registered 44.4% bulls and 30.2% bears. The disparity between the two investor groups was greater a few months earlier at September 30, with advisors at 51.0% bulls and 24.9% bears, and investors split 36.1 % bulls and 36.5% bears. By comparison, at the end of 2011, advisor sentiment was 50.5% bulls and 29.5% bears, with investors 40.6% bulls and 30.8% bears. Although these sentiment indicators point to a mixed outlook for stocks, longer term trends such as mutual fund flows paint a more bullish picture. Fund flow data continues to show mutual fund investors are underrepresented in stocks and favoring bonds, which are trading at very low yields.

Based on current earnings estimates, Standard & Poor’s reported that its S&P 500 Index was trading at a price-to-earnings (P/E) ratio of 16.4 on December 31, 2012. This compares with 15.6 on September 30, 2012 and 14.25 on December 31, 2011. For trailing 12-month earnings, S&P reported a P/E of 16.4 (same as that for current earnings) on December 31, 2012, 16.7 on September 30, 2012, and 14.5 on December 31, 2011. Earnings estimates have been coming down somewhat, which has the potential to boost growth once earnings season arrives as muted expectations make it easier for companies to exceed earnings forecasts.

The overall picture that we see is one of an improving economy, both domestically and globally, muted inflation, and continued earnings growth. Although the consumer still faces headwinds related to debt reduction and both federal and state governments need to address budget

For information regarding the indexes cited, and key investment terms used in this report see page 9.

deficits, there is marked improvement on both fronts, especially relative to expectations. The improvement in housing data is very encouraging, and while not up to the standards of many previous recoveries, the jobs numbers are getting better. Finally, ongoing support from the Fed to do whatever it deems necessary to aid the economy will continue to be supportive of higher stock prices. Due to these factors, the Fund has 65% of its assets invested in equities, which is above the historic average. As always, we remain flexible and will closely monitor conditions as to the level of investment in the portfolio and which stocks and sectors to be invested in.

BOND MARKET

Early in 2012, the U.S. economy appeared to be in a period of slow but stable growth. As a result, the Treasury market was fairly quiet. The yield on the benchmark 10-year Treasury note rose slightly following improving economic data and solid corporate earnings. However, indications of slowing domestic and global growth started in late March, increasing global demand for safe-haven Treasuries. As Europe’s sovereign debt situation worsened, the U.S. Treasury market began a steady rally that left the 10-year note at generational lows. By late July, at the height of global recession concerns, the 10-year yield touched an all-time low of 1.39%. In addition, the Federal Reserve pledged in September, and expanded on its commitment in December, to continue its aggressive bond buying program, effectively limiting any meaningful increase in yields.

U.S. negotiations to avert the year-end fiscal cliff and the European Central Bank’s aggressive bond-buying actions to address the European debt crisis affected markets in the second half of the year. However, Treasury yields held within a narrow margin; the 10-year note broke above 1.8% several times from August through December, only to drop below 1.6% subsequently. While economic growth seems to be slowly improving in the U.S. and more strongly in the emerging markets, the Fed’s low interest rate policy and bond buying programs are dampening any dramatic moves in the U.S. Treasury market.

U.S. Treasuries benefit from lower growth, which dampen projected inflation. Current expectations of low inflation, and possibly even deflation, permeate the investment psyche. Furthermore, “a flight to quality” into Treasury notes and bonds occurs when there is global strife. Corporate bonds have benefited from a combination of very solid balance sheet management and lower so-called “risk-free” yields. Additionally, sovereign debt of other nations has done well.

Our bond portfolio currently contains corporate bonds, Treasuries, Treasury Inflation-Protected Securities (TIPS), and foreign government bonds of stable countries, such as Australia. We made several moves over the last year, at times owning somewhat higher duration (duration is a measure, in years, of a bond’s interest rate risk). However, our view is that stocks generally offer a slightly better risk/reward profile. At year-end, the fund had 36% of its assets in bonds with an average low duration of two years. We continue to look for ways to increase yield within the portfolio without taking additional duration risk. As always we remain flexible.

For information regarding the indexes cited, and key investment terms used in this report see page 9.

PORTFOLIO COMPOSITION

On December 31, 2012, the Fund’s leading equity sectors included financials, information technology, health care, energy, and consumer discretionary. During the second half of the year, we increased our weighting of financials and energy and reduced our weighting of consumer staples and information technology. The portfolio is generally positioned for a somewhat better-than-expected economic growth picture tied to both consumer and cyclical stocks. We continue to be diversified in a number of sectors and industries, but are underrepresented in stocks that are considered defensive. We see better relative value in more cyclically sensitive areas and have more holdings in names that will benefit from a global economic recovery.

The Fund’s leading individual equity positions on December 31, 2012 included Abbott Laboratories, Apple, BlackRock, DuPont, Freeport-McMoRan, Johnson & Johnson, JPMorgan Chase, QUALCOMM, Verizon, and Williams.

During the second half of the year, we acquired BlackRock and Freeport-McMoRan and added to our positions on DuPont and Johnson & Johnson. No longer in the leading positions are Altria and IBM, where we trimmed our positions, and Intel, which we sold out. There was no change in the shares held of PepsiCo, which appeared in our previous listing.

Sincerely,

Carlton Neel

Executive Vice President

Zweig Advisers, LLC

Martin E. Zweig, Ph.D.

Founder of Fund

Asset Allocation as of December 31, 2012

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.

The views expressed in the Market Outlook and Overview reflect those of its authors only through its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the fund will achieve its investment objective.

The value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

For information regarding the indexes cited, and key investment terms used in this report see page 9.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk.

U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Shares of closed-end investment companies such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Key Investment Terms

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

American Association of Individual Investors: A nonprofit organization with about 150,000 members whose purpose is to educate individual investors regarding stock market portfolios, financial planning, and retirement accounts.

Commerce Department: The cabinet department in the U.S. Government that deals with business, trade and commerce. Its objective is to foment higher standards of living for Americans through the creations of jobs. It aims to achieve this by promoting an infrastructure of monetary and economic growth, competitive technology and favorable international trade.

Conference Board Report: Widely followed economic indicators, particularly the Consumer Confidence Index (“CCI”). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

Consumer Price Index: Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX Index: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

Dow Jones Global ex. U.S. IndexSM: A market capitalization-weighted index which covers approximately 95% of the market capitalization of the represented countries of Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Latvia, Lithuania, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Romania, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

Dow Jones Industrial AverageSM: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product: The market value of all officially recognized final goods and services produced within a country in a given period.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering: A company’s first sale of stock to the public.

Institute for Supply Management Report on Business®: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

Labor Department: A U.S. government cabinet body responsible for standards in occupational safety, wages and number of hours worked, unemployment insurance benefits, re-employment services and a portion of the country’s economic statistics.

NASDAQ Composite® Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

Nikkei 225 Stock Average: A price weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Organization for Economic Cooperation and Development (OECD): An association of 34 nations in Europe, North America and the Pacific with a goal to promote policies to enhance the economic welfare of its members. Its primary function is to collect analyze and report on economic growth data for its member countries.

Price-to-earnings ratio (P/E): A valuation measure calculated by dividing a stock’s price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500® Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

STOXX Europe 600 Index: A broad based capitalization weighted index of European based stocks. It is a free float weighted index.

SENSEX: The benchmark index of the Bombay Stock Exchange (BSE). It is composed of 30 of the largest and most actively-traded stocks on the BSE.

Shanghai Composite Index: A capitalization weighted index that tracks the daily price performance of all A shares and B shares listed on the Shanghai Stock Exchange.

The Zweig Total Return Fund Composite Index: A composite index consisting of 50% Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index) and 50% S&P 500® Index.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

December 31, 2012

($ reported in thousands)

		Par		Value
INVESTMENTS
U.S. GOVERNMENT SECURITIES	26.4%
U.S. Treasury Bond 1.750%, 5/15/22(3)		$20,000		$20,150
U.S. Treasury Inflation Indexed Bonds
1.625%, 1/15/15(3)		28,000		36,033
2.000%, 1/15/16(3)		25,000		32,301
2.375%, 1/15/17(3)		31,000		41,314

Total U.S. Government Securities (Identified Cost $117,325)				129,798

FOREIGN GOVERNMENT SECURITIES	8.6%
Commonwealth of Australia
6.500%, 5/15/13		5,000		5,263
5.500%, 12/15/13		11,000		11,730
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13		7,000		5,850
Kingdom of Norway Series 470, 6.500%, 5/15/13		80,000	(4)	14,638
Singapore Government Bond 3.625%, 7/1/14		6,000		5,163

Total Foreign Government Securities (Identified Cost $40,661)				42,644

CORPORATE BONDS	2.2%
INDUSTRIALS — 2.2%
CSX Corp. 6.250%, 3/15/18		4,000		4,874
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 8/15/18		4,814		5,876

Total Corporate Bonds (Identified Cost $8,327)				10,750

		Number of Shares
COMMON STOCKS	62.8%
CONSUMER DISCRETIONARY — 8.3%
Amazon.com, Inc.(2)		9,600		2,411
AutoZone, Inc.(2)		7,500		2,658
Coach, Inc.		92,000		5,107
Comcast Corp. Class A(5)		167,000		6,243
DR Horton, Inc.		223,000		4,411
Ford Motor Co.		402,000		5,206

See notes to financial statements

	Number of Shares	Value
CONSUMER DISCRETIONARY (CONTINUED)
Goodyear Tire & Rubber Co. (The)(2)	232,000	$3,204
Leggett & Platt, Inc.	152,000	4,137
Lululemon Athletica, Inc.(2)	32,000	2,439
Yum! Brands, Inc.	76,000	5,046

		40,862

CONSUMER STAPLES — 4.7%
Altria Group, Inc.	210,100	6,602
Heinz (H.J.) Co.	99,000	5,710
Kimberly-Clark Corp.(6)	54,000	4,559
PepsiCo, Inc.	89,000	6,090

		22,961

ENERGY — 7.6%
Chevron Corp.	55,000	5,948
ConocoPhillips	64,000	3,711
Continental Resources, Inc.(2)	39,000	2,866
Schlumberger Ltd.	68,000	4,712
Total SA Sponsored ADR	73,000	3,797
Valero Energy Corp.	147,000	5,015
Whiting Petroleum Corp.(2)(6)	65,000	2,819
Williams Cos., Inc. (The)	202,000	6,613
WPX Energy, Inc.(2)	127,000	1,890

		37,371

FINANCIALS — 10.3%
Aflac, Inc.	109,000	5,790
BB&T Corp.	206,000	5,997
BlackRock, Inc.	32,000	6,615
Goldman Sachs Group, Inc. (The)	40,000	5,102
HCP, Inc.(6)	82,000	3,705
JPMorgan Chase & Co.	217,000	9,541
Lincoln National Corp.	183,000	4,740
New York Community Bancorp, Inc.	272,000	3,563
U.S. Bancorp	174,000	5,558

		50,611

HEALTH CARE — 7.8%
Abbott Laboratories	106,000	6,943
Biogen Idec, Inc.(2)	22,000	3,227
Bristol-Myers Squibb Co.(6)	115,000	3,748
Eli Lilly & Co.(6)	133,000	6,560
Express Scripts Holding Co.(2)	44,000	2,376
Gilead Sciences, Inc.(2)	54,000	3,966

See notes to financial statements

	Number of Shares	Value
HEALTH CARE (CONTINUED)
Johnson & Johnson	110,000	$7,711
UnitedHealth Group, Inc.	77,000	4,176

		38,707

INDUSTRIALS — 6.5%
Alaska Air Group, Inc.(2)	39,000	1,681
Caterpillar, Inc.	61,000	5,464
Cummins, Inc.	59,000	6,393
Deere & Co.	59,000	5,099
Lockheed Martin Corp.	49,000	4,522
Robinson (C.H.) Worldwide, Inc.	41,000	2,592
Union Pacific Corp.	35,000	4,400
United Continental Holdings, Inc.(2)	74,000	1,730

		31,881

INFORMATION TECHNOLOGY — 8.6%
Apple, Inc.	18,700	9,968
Citrix Systems, Inc.(2)	43,000	2,827
EMC Corp.(2)	115,000	2,910
Google, Inc. Class A(2)	4,100	2,908
International Business Machines Corp.	12,000	2,299
MasterCard, Inc. Class A	8,200	4,028
Paychex, Inc.	114,000	3,550
QUALCOMM, Inc.	111,000	6,884
VeriSign, Inc.(2)(6)	73,000	2,834
Visa, Inc. Class A(5)(6)	27,000	4,093

		42,301

MATERIALS — 5.0%
CF Industries Holdings, Inc.	14,000	2,844
Du Pont (E.I.) de Nemours & Co.	163,000	7,330
Freeport-McMoRan Copper & Gold, Inc.	199,000	6,806
MeadWestvaco Corp.	117,000	3,729
Monsanto Co.	41,000	3,881

		24,590

TELECOMMUNICATION SERVICES — 2.9%
AT&T, Inc.	108,000	3,641
CenturyLink, Inc.(6)	92,000	3,599
Verizon Communications, Inc.	165,000	7,139

		14,379

See notes to financial statements

		Number of Shares	Value
UTILITIES — 1.1%
Duke Energy Corp.		43,000	$2,744
FirstEnergy Corp.		62,000	2,589

			5,333

Total Common Stocks (Identified Cost $276,852)			308,996

EXCHANGE-TRADED FUNDS	0.7%
Templeton Dragon Fund, Inc.		131,000	3,726

Total Exchange-Traded Funds (Identified Cost $2,411)			3,726

Total Long Term Investments — 100.7% (Identified Cost $445,576)			495,914

SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET MUTUAL FUNDS — 0.4%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.090%)		1,747,778	1,748

Total Short-Term Investments (Identified Cost $1,748)			1,748

Total Investments, before Securities Sold Short and Written Options — 101.1% (Identified Cost $447,324)			497,662

SECURITIES SOLD SHORT	(2.3)%
COMMON STOCK — (2.3)%
CONSUMER DISCRETIONARY — (1.7)%
Buffalo Wild Wings, Inc.		48	(3,495)
Chipotle Mexican Grill, Inc.		9	(2,588)
Vail Resorts, Inc.		44	(2,380)

			(8,463)

INFORMATION TECHNOLOGY — (0.6)%
SanDisk Corp.		59	(2,570)

Total Securities Sold Short (Proceeds $10,559)			(11,033)

See notes to financial statements

		Contracts	Value
WRITTEN OPTIONS	(0.0)%
CALL OPTIONS — (0.0)%
Comcast Corp. expiring 1/19/13 strike price $38.00		1,670	$(69)
Visa, Inc. expiring 3/16/13 strike price $155.00		218	(95)

Total Written Options (Premiums Received $225)			(164)

Total Investments, Net of Securities Sold Short and Written Option (Identified Cost $436,540) — 98.8%			486,465	(1)
Other assets and liabilities, net — 1.2%			5,744

Net Assets — 100.0%			$492,209

(1)	Federal Income Tax Information : For tax information at December 31, 2012, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(4)	Par value represents Norwegian Krone (reported in thousands).
(5)	All or a portion segregated as collateral for written options.
(6)	All or a portion of securities segregated as collateral for margin borrowing and/or securities sold short.

See notes to financial statements

($ reported in thousands)

Country Weightings (Unaudited)†
United States	89%
Australia	3%
Norway	3%
Bermuda	1%
China	1%
France	1%
New Zealand	1%
Singapore	1%

Total	100%

†	% of total investments as of December 31, 2012

The following table provides a summary of inputs used to value the Fund’s net assets as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements.):

	Total Value at December 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
U.S. Government Securities	$129,798	$—	$129,798
Foreign Government Securities	42,644	—	42,644
Corporate Bonds	10,750	—	10,750
Equity Securities:
Common Stocks	308,996	308,996	—
Exchange-Traded Funds	3,726	3,726	—
Short-Term Investments	1,748	1,748	—

Total Investments before Securities Sold Short and Written Options	$497,662	$314,470	$183,192

Liabilities:
Securities Sold Short	(11,033)	(11,033)	—
Written Options	(164)	(164)	—

Total Liabilities	$(11,197)	$(11,197)	$—

There are no Level 3 (significant unobservable input) priced securities.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

(Reported in thousands except shares and per share amounts)

ASSETS:
Investment at value before securities sold short and written options (Identified cost $447,324)	$497,662
Cash	77
Deposits with prime broker	10,733
Receivables:
Dividends and interest	2,353
Tax reclaims	1
Prepaid expenses	43

Total Assets	510,869

LIABILITIES:
Securities sold short at value (Proceeds $10,559)	11,033
Written options outstanding, at value (Premiums received $225)	164
Borrowings (Note 9)	7,000
Payables
Investment advisory fee	235
Administration fee	27
Transfer agent fees and expenses	26
Professional fees	74
Interest payable	5
Other accrued expenses	96

Total Liabilities	18,660

NET ASSETS	$492,209

CAPITAL
Capital paid in on shares of beneficial interest	$441,976
Accumulated undistributed net investment income (loss)	736
Accumulated undistributed net realized gain (loss)	(457)
Net unrealized appreciation (depreciation) on investments	50,428
Net unrealized appreciation (depreciation) on securities sold short	(474)

NET ASSETS	$492,209

NET ASSET VALUE PER SHARE
(Net assets/shares outstanding) Shares outstanding — 34,966,839	$14.08

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

($ reported in thousands)

INVESTMENT INCOME:
Interest	$7,666
Dividends (net of foreign taxes withheld of $52)	7,132

Total Investment Income	14,798

Expenses:
Investment advisory fees	3,571
Administration fees	331
Directors’ fees	224
Printing fees and expenses	590
Professional fees	326
Transfer agent fees and expenses	190
Custodian fees	14
Miscellaneous	310

Expenses before dividends on short sales and interest expense	5,556
Dividends on short sales	5
Interest expense	9

Total Expenses	5,570
Less expenses waived by investment advisor	(714)

Net Expenses	4,856

Net Investment Income	9,942

NET REALIZED AND UNREALIZED GAIN (LOSSES)
Net realized gain (loss) on:
Investments	12,011
Written options	(3,227)
Foreign currency transactions	(81)
Securities sold short	(14)
Capital gain distributions	98
Net change in unrealized appreciation (depreciation) on:
Investments	13,125
Written options	28
Foreign currency translations	52
Securities sold short	(474)

Net realized and unrealized gain (loss)	21,518

Net increase (decrease) in net assets resulting from operations	$31,460

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$9,942		$9,123
Net realized gain (loss)	8,787		6,976
Net change in unrealized appreciation (depreciation)	12,731		(3,821)

Net increase in net assets resulting from operations	31,460		12,278

Dividends and distributions to shareholders from
Net investment income	(9,824)		(8,870)
Net realized short-term gains	(276)		(3,965)
Net realized long-term gains	(7,135)		(2,281)
Tax return of capital	(22,508)		(38,378)

Total dividends and distributions to shareholders	(39,743)		(53,494)

Capital share transactions
Net proceeds from the sale of shares during rights offering (net of expenses of $644)	(103	)(1)	97,989
Common Shares repurchased	(13,213)		—

Net increase (decrease) in net assets derived from capital share transactions	(13,316)		97,989

Net increase (decrease) in net assets	(21,599)		56,773
NET ASSETS
Beginning of period	513,808		457,035

End of period	$492,209		$513,808

Accumulated undistributed net investment income (loss) at end of period	$736		$687

Other Information:

Capital share transactions were as follows:(2)
Common Shares outstanding at beginning of period	36,023,686		28,648,686
Common Shares repurchased	(1,056,847)		—
Shares issued during rights offering	—		7,375,000

Common Shares outstanding at end of period	34,966,839		36,023,686

(1)	Adjustment to bring costs estimated in connection with rights offering to actual.
(2)

Share amounts for the year ended December 31, 2011 and common shares repurchased during 2012 have been adjusted to reflect the 1-for-4 reverse stock split that occurred effective the start of trading on the NYSE on June 27, 2012. See Notes 7 and 8 in the Notes to Financial Statements.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

	Year Ended December 31,
	2012		2011		2010	2009	2008
Per Share Data
Net asset value, beginning of period	$14.28		$15.96		$16.52	$16.00	$19.88

Income From Investment Operations
Net investment income (loss)(3)	0.28		0.24		0.20	0.20	0.28
Net realized and unrealized gains (losses)	0.64		0.16		0.84	1.92	(2.32)

Total from investment operations	0.92		0.40		1.04	2.12	(2.04)

Dividends and Distributions
Dividends from net investment income	(0.28)		(0.24)		(0.20)	(0.24)	(0.40)
Distributions from net realized gains	(0.21)		(0.20)		(0.32)	(0.04)	(0.24)
Tax return of capital	(0.63)		(1.08)		(1.08)	(1.32)	(1.20)

Total dividends and distributions	(1.12)		(1.52)		(1.60)	(1.60)	(1.84)

Dilutive effect on net asset value as a result of rights offering	—	(4)	(0.56	)(6)	—	—	— (4)

Net asset value, end of period(8)	$14.08		$14.28		$15.96	$16.52	$16.00

Market value, end of period(1)(8)	$12.31		$12.12		$14.24	$15.64	$13.48

Total investment return(2)	10.92%		(4.65	)%(7)	1.04%	29.74%	(16.90)%

Total return on net asset value(5)	7.68%		4.46%		7.21%	15.46%	(10.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$492,209		$513,808		$457,035	$473,217	$458,767
Ratio of expenses to average net assets (after expense waivers)	0.95	%(9)	0.88%		1.10%	1.14%	1.03%
Ratio of expenses to average net assets (before expense waivers)	1.09	%(9)	0.97%		1.10%	1.14%	1.03%
Ratio of net investment income to average net assets	1.95%		1.71%		1.19%	1.38%	1.66%
Portfolio turnover rate	47%		46%		25%	35%	61%

See notes to financial statements

(1)	Closing Price — New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of a share of the Fund’s common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)	Computed using average shares outstanding
(4)	Amount is less than $0.005.
(5)	NAV Return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Shares were sold at a 5% discount from a 5 day average market price from 1/3/11 to 1/7/11.
(7)	Total investment return includes the dilutive effect of the 2011 rights offering. Without this effect, the total investment return would have been (2.59)%.
(8)	The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended December 31,	2011	2010	2009	2008
Net Asset Value (prior to reverse stock split)	$3.57	$3.99	$4.13	$4.00
Market Price (prior to reverse stock split)	$3.03	$3.56	$3.91	$3.37

(9)	The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 0.87% and the Ratio of expenses to average net assets (before expense waivers) would be 1.01%.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 1 — ORGANIZATION

The Zweig Total Return Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.  Security Valuation:

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer for the Fund. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.  Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.  Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. As of December 31, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.  Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has a Managed Distribution Plan to pay 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.  Foreign Currency Translation:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.  Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write listed covered and uncovered put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities or for yield enhancement.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value before written options” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in unrealized appreciation/(depreciation) on investments on the Statement of Operations. Changes in value of written options is included in unrealized appreciation/(depreciation) on written options on the Statement of Operations.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain/(loss) on investment transactions on the Statement of Operations. Gain or loss on written options is presented separately as net realized gain/(loss) on written options transactions on the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

G.  Short Sales:

($ reported in thousands)

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. At December 31, 2012 the value of securities sold short amounted to $11,033 against which collateral of $18,558 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

NOTE 3 — INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

($ reported in thousands unless otherwise noted)

Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund.

a)  Investment Advisory Fee: The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis of 0.70% of the Fund’s average daily managed assets. During the year ended December 31, 2012, the Fund incurred advisory fees of $3,571.

For the period of this report, the Adviser voluntarily waived 20% of the advisory fee. However, effective May 10, 2013, the Adviser will be terminating its voluntary waiver of 20% of the advisory fees.

Prior to March 1, 2012, Zweig Consulting LLC served as the Sub-Adviser to the Fund. From March 1, 2012 through current, Zweig Consulting LLC serves as a consultant to the Adviser. Fees to Zweig Consulting LLC are paid by the Adviser.

b)  Administration Fee: VP Distributors, LLC an indirect wholly-owned subsidiary of Virtus, serves as the Fund’s Administrator (the “Administrator”) pursuant to an Administration Agreement. During the period ended December 31, 2012, the Fund incurred Administration fees of $331.

c)  Directors Fee ($ not reported in thousands):

During the period the Fund paid each Director who is not an interested person of the Fund or the Adviser, a fee of $11,000 per year plus $1,500 per Director for each committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The co-lead Directors are paid an additional $10,000 retainer each per year in lieu of compensation for executive committee meetings. The Audit Committee chairperson is paid an additional fee of $5,000 per year. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 4 — PURCHASES AND SALES OF SECURITIES:

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended December 31, 2012, were as follows:

Purchases	$244,274
Sales	171,656

Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2012, were as follows:

Purchases	$39,972
Sales	38,610

NOTE 5 — DERIVATIVE TRANSACTIONS

($ reported in thousands)

The Fund invested in derivative instruments during the reporting period through the form of purchased and written options. The primary type of risk associated with these derivative instruments are equity risk. The Fund invests in uncovered options contracts to gain exposure to securities not held in the portfolio, and to realize a greater return than investing in the underlying security alone.

For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F.

Written options transactions, during the year ended December 31, 2012, were as follows:

Call options	# of contracts	Premium Rec’d
Options outstanding at beginning of year	3,000	$249
Written options	46,232	7,412
Options repurchased	(46,498)	(7,326)
Options expired	(447)	(78)
Options exercised	(399)	(32)

Options outstanding at December 31, 2012	1,888	$225

Put options	# of contracts	Premium Paid
Options outstanding at beginning of year	3,000	$273
Written options	38,921	4,720
Options repurchased	(41,156)	(4,872)
Options expired	(765)	(121)

Options outstanding at December 31, 2012	—	$—

The average daily cost of purchased options during the year ended December 31, 2012 was $1,251. The average daily premiums received on written options during the year was $875.

Written options as of December 31, 2012 are located under “Written options outstanding at value” at a fair value of $164 in the Statement of Assets and Liabilities.

For the year ended December 31, 2012, changes in the value of purchased options is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations in the amount of $(15). Written options are included in “Net change in unrealized appreciation/(depreciation) on written options” in the amount of $28. Realized gains/loss related to purchased options are disclosed in the “Net realized gain (loss) on investments” in the amount of $1,608. Gains and losses associated with written options are disclosed in the “Net realized gain (loss) on written options” in the amount of $(3,227).

NOTE 6 — INDEMNIFICATIONS

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 7 — CAPITAL STOCK AND REINVESTMENT PLAN

At December 31, 2012, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 34,966,839 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2012 and December 31, 2011, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 10% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. From the period of April 11, 2012 through December 31, 2012, the Fund repurchased 1,056,847 shares at an average price of $12.47. The average weekly discount during this period was 12.36%. There are 2,545,522 shares remaining that are authorized to be purchased under the repurchase plan in the future.

In a non-transferable rights offering ended January 7, 2011, shareholders exercised rights to purchase 7,375,000 shares of common stock at an offering price of $13.36 per share for proceeds, net of expenses of $97,989,000. Shares and per share amounts have been restated to reflect the affects of the 1-for-4 reverse stock split.

On January 2, 2013, the Fund announced a distribution of $0.082 per share to shareholders of record on December 31, 2012. This distribution has an ex-dividend date of January 3, 2013, and is payable on January 9, 2013. Please see inside front cover for more information on the Fund’s distributions.

NOTE 8 — REVERSE STOCK SPLIT

Prior to the opening of trading on the NYSE on June 27, 2012, the Fund implemented a 1 for 4 reverse stock split. The Fund’s shares are trading on a split-adjusted basis under a new CUSIP number (989837208). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.

Note 9 —  BORROWINGS

($ reported in thousands)

The Fund employs leverage in the form of borrowing on margin, which allows the Fund to use its long positions as collateral, in order to purchase additional securities. Borrowings are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. The Fund is permitted to borrow up to 33.33% of its total assets.

Effective December 10, 2012, the Fund began using margin financing. During the year ended December 31, 2012, the fund utilized margin financing for 22 days at an average interest rate of 0.58% and with an average daily borrowing balance during that period of $4,950. As of December 31, 2012, outstanding margin debt amounted to $7,000, which is located under “Borrowings” on the Statement of Assets and Liabilities. For the year ended December 31, 2012, the interest costs related to borrowing amounted to $2 and are included within the “Interest Expense” on the Statement of Operations.

NOTE 10 — CREDIT RISK AND ASSET CONCENTRATIONS

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At December 31, 2012, the Fund held 26% of its total investments in U.S. Government securities.

NOTE 11 — REGULATORY EXAMS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products.

There are currently no such matters which the Company believes will be material to these financial statements.

NOTE 12 — FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

At December 31, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$448,342	$52,970	$(3,650)	$49,320
Securities Sold Short	(10,559)	37	(511)	(474)
Written Options	(225)	78	(17)	61

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2012, the Fund deferred ordinary losses of $0, and recognized qualified late year losses of $45.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the table above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended
	12/31/12	12/31/11
Ordinary income	$10,100	$12,835
Long-term capital gains	7,135	2,281
Return of capital	22,508	38,378

Total	$39,743	$53,494

NOTE 13 — RECLASSIFICATION OF CAPITAL ACCOUNTS

($ reported in thousands)

As of December 31, 2012, the Fund decreased undistributed net investment income by $69 and decreased the accumulated net realized loss by $69.

NOTE 14 — RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

NOTE 15 — SUBSEQUENT EVENT EVALUATIONS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

Effective January 1, 2013, with the approval of the Board, VP Distributors, LLC, the Funds’ former administrator, assigned its rights and obligations under the Administration Agreements to Virtus Fund Services, LLC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Zweig Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 22, 2013

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2012, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2012, for federal income tax purposes, 68% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction (“DRD”) for corporate shareholders.

For the fiscal year ended December 31, 2012, the Fund hereby designates 70%, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders.

For the fiscal year ended December 31, 2012, the Fund hereby designates $7,504 (reported in thousands), or if subsequently different, as long-term capital gains dividends.

The actual percentages for the calendar year will be designated in the year-end tax statements.

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund as of December 31, 2012 is set forth below. The address of each individual, unless otherwise noted, is c/o Zweig Advisers, LLC, 100 Pearl Street, Hartford, CT 06103.

DISINTERESTED DIRECTORS

Name, Year of Birth (YOB) and Position(s) with Funds Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Charles H. Brunie YOB: 1930 Director 2	Term: Until 2015. Served since: 1988	Chairman, Brunie Associates (investments) (since April 2001); Trustee, The Zweig Fund, Inc. (since 1998); Oppenheimer Capital (1969-2000), Chairman (1980-1990), Chairman Emeritus (1990-2000); Chairman Emeritus, Board of Trustees, Manhattan Institute (since 1990); Trustee, Milton and Rose D. Friedman Foundation for Vouchers (since 1996); Trustee, Hudson Institute (2002-2008); Chairman of the Board, American Spectator (since 2002); Chartered Financial Analyst (since 1969).

Wendy Luscombe YOB: 1951 Co-Lead Independent Director 2	Term: Until 2014. Served since: 2002	Co-lead Independent Director of The Zweig Fund, Inc. (since 2006); Principal, WKL Associates, Inc. (independent fiduciary and consultant) (since 1994); Fellow, Royal Institution of Chartered Surveyors; Member, Chartered Institute of Arbitrators; Director, Endeavour Real Estate Securities, Ltd. REIT Mutual Fund (2000-2005); Director, PXRE Corp. (reinsurance) (1994-2007); Member and Chairman of Management Oversight Committee, Deutsche Bank Real Estate Opportunity Fund 1A and 1B (since 2003); Trustee, Acadia Realty Trust (since 2004); Member of National Association of Corporate Directors Teaching Facility (since 2007); Independent Director of Feldman Mall Properties, a private REIT (since 2010); Member of Real Estate Committee of New York State Common Retirement Fund (since 2012).

Alden C. Olson YOB: 1928 Director, Chairman of the Audit Committee 2	Term: Until 2013. Served since: 1996	Retired. Chairman of the Audit Committee of The Zweig Fund, Inc. (since 2004); Chartered Financial Analyst (since 1964); Professor of Financial Management, Investments at Michigan State University (1959 to 1990).

James B. Rogers, Jr. YOB: 1942 Director, Chairman of the Nominating Committee 2	Term: Until 2015. Served since: 1988	Director, Geo Energy Resources, Limited (since 2012); Director, Genagro Services, Ltd. (since 2011); Private investor (since 1980); Chairman, Beeland Interests (Media and Investments) (since 1980); Regular Commentator on Fox News (2002-2007); Author of “Investment Biker: On the Road with Jim Rogers” (1994), “Adventure Capitalist” (2003), “Hot Commodities” (2004), “A BULL IN CHINA” (2007) and “A Gift to My Children” (2009).

Name, Year of Birth (YOB) and Position(s) with Funds Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
R. Keith Walton YOB: 1964 Co-Lead Independent Director 2	Term: Until 2014. Served since: 2004	Co-lead Independent Director of The Zweig Fund, Inc. (since 2006); Global Head of Government Affairs for Alcoa (2010-2012); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2010); Director, Blue Crest Capital Management, LLC Funds (since 2006); Executive Vice President and Secretary (1996-2007) of the University, Columbia University in the City of New York; Member, Nominating and Governance Committee, Board of Directors, Council on Foreign Relations (since 2004); Member, Trilateral Commission (since 2009); Fellow, American Law Institute (since 2004); Crown Fellow, The Aspen Institute (since 2005).

INTERESTED DIRECTOR*

Name, Address, Age and Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
George R. Aylward YOB: 1964 Director, Chairman of the Board and President 61	Term: Until 2013. Served since: 2006	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc.

OFFICERS WHO ARE NOT DIRECTORS**

Name, Address and Age Position(s) with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Carlton Neel YOB: 1967 Executive Vice President	Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Senior Vice President and Portfolio Manager, Zweig Advisers LLC (1995-2002); Vice President, JP Morgan & Co. (1990-1995).

David Dickerson YOB: 1967 Senior Vice President	Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Nancy J. Engberg YOB: 1956 Vice President and Chief Compliance Officer	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), Zweig Fund, Inc.

William Renahan YOB: 1969 Vice President, Chief Legal Officer and Secretary	Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund, since 2012, and Vice President and Assistant Secretary, Duff & Phelps Global Utility Income Fund Inc., since 2012; Managing Director, Legg Mason, Inc. and predecessor firms 1999-June 2012.

Kevin J. Carr YOB: 1954 Vice President and Assistant Secretary	Senior Vice President, Legal, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (since 2008); Vice President and Counsel, Phoenix Life Insurance Company (2005-2008); Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005-May 2005); Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).

W. Patrick Bradley YOB: 1972 Treasurer, Chief Financial Officer	Senior Vice President, Fund Services (since 2010); Senior Vice President, Fund Administration (since 2009), Vice President, Fund Administration (2007-2009) Second Vice President, Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries (formerly Phoenix) Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (2006-present), Assistant Treasurer (2004-2006), Virtus Variable Insurance Trust. Chief Financial Officer and Treasurer (2005-present), Assistant Treasurer (2004-2006), certain funds within the Virtus Mutual Funds Family (formerly Phoenix).

Jacqueline Porter YOB: 1958 Vice President and Assistant Treasurer	Vice President, Fund Administration and Tax, Virtus Investment Partners (since 2008); Phoenix Equity Planning Corporation (1995-2008); Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (formerly Phoenix Edge Series Fund) (since 1995).

*	Director considered to be an “interested person,” as that term is defined in the Act. George R. Aylward is considered an interested person because, among other things, he is an officer of the Adviser.
**	The Term of each Officer expires immediately following the 2013 Annual Meeting of Shareholders. Each Board considers reappointments annually.

Automatic Reinvestment and Cash Purchase Plan

The Zweig Total Return Fund, Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-800-272-2700.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-800-272-2700.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-800-272-2700. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-800-272-2700.

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-800-272-2700 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	Wendy Luscombe has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” effective December 12, 2007. Ms. Luscombe is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,000 for 2012 and $31,300 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,962 for 2012 and $2,740 for 2011. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,800 for 2012 and $4,600 for 2011.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Zweig Total Return Fund, Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $418,361 for 2012 and $327,554 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are: Charles H. Brunie, Wendy Luscombe, Prof. Alden C. Olson, James B. Rogers and R. Keith Walton.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

THE ZWEIG FUND, INC

THE ZWEIG TOTAL RETURN FUND, INC

STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I        Definitions.    As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Zweig Advisers LLC.

B.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

D.	“Fund” shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy.    It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

B.

The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser’s determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V.	Conflicts of Interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

C.

The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund’s shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.	Miscellaneous.

A.

A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

B.

The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

C.

The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of the Zweig Fund, Inc. (the “Fund”), a closed end fund managed by Zweig Advisers LLC (“ZA”) since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of ZA and Mr. Neel is Senior Managing Director and Mr. Dickerson is Managing Director of Euclid Advisors, LLC (“Euclid”), an affiliate of Virtus Investment Advisers. Since April 1, 2003, they have also served as Co-Portfolio Managers for The Zweig Total Return Fund, Inc., a closed-end fund managed by ZA. From April 1, 2003 to June 9, 2008, Messrs. Neel and Dickerson were portfolio managers of the Virtus Market Neutral Fund. From 2008 through September, 2009 Messrs. Neel and Dickerson also assumed responsibility for asset allocation activities for three Virtus mutual fund of funds. Since 2008, Messrs. Neel and Dickerson have been portfolio managers of Virtus Alternatives Diversifier Fund, which is subadvised by Euclid. During March 2009, Messrs. Neel and Dickerson became Portfolio Managers for the Virtus Growth & Income Fund, Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series (equity portion), which are all subadvised by Euclid.

Mr. Neel and Mr. Dickerson began their investment career at the Zweig Companies in 1995 and 1993, respectively.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following information is provided as of the fiscal year ended December 31, 2012.

Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Fund, Inc., the Virtus Alternatives Diversifier, Virtus Growth & Income Fund, Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series. For both Mr. Neel and Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David Dickerson	Registered Investment Companies:	7	$1,170	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0
Carlton Neel	Registered Investment Companies:	7	$1,170	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0

Potential Conflicts of Interests

There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel’s and Mr. Dickerson’s management of each Fund’s investments and the investments of any other accounts they manage individually or together. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. The Advisers and Sub adviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year ended December 31, 2012. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

For the most recently completed fiscal year ended December 31, 2012, following is a description of Mr. Neel’s and Mr. Dickerson’s compensation structure as portfolio managers of ZA.

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2012, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

David Dickerson	$100,001-$500,000

Carlton Neel	$100,001-$500,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01/12	180,757	$12.34	180,757	3,316,063
08/01/12	217,476	$12.46	217,476	3,098,587
09/01/12	244,465	$12.63	244,465	2,854,122
10/01/12	57,649	$12.67	57,649	2,796,473
11/01/12	150,493	$12.37	150,493	2,645,980
12/01/12	100,459	$12.45	100,459	2,545,521
Total	951,299	$12.48	951,299	2,545,521

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: 03/13/12
b.	The dollar amount (or share or unit amount) approved: 3,602,369 shares
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item. In addition, there are no newly identified portfolio managers as of the date of this filing.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended December 31, 2012 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Zweig Total Return Fund, Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	03/08/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	03/08/2013

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date	03/08/2013

*	Print the name and title of each signing officer under his or her signature.